SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                               FORM 8-K

                   ________________________________

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



                   Date of Report: October 24, 1997
                   (Date of earliest event reported)

                   ________________________________


                        GENCOR INDUSTRIES, INC.
        (Exact name of registrant as specified in its charter)

                   ________________________________



     Delaware                    0-3821          59-0933147
(State or other       (Commission File Number)   (IRS Employer
jurisdiction of                                  Identification
incorporation or                                 No.)
organization)


        5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810
          (Address of principal executive offices, zip code)

                            (407) 290-6000
         (Registrant's telephone number, including area code)














ITEM 5.  OTHER EVENTS.

     Gencor Industries, Inc., a Delaware corporation ("Gencor" or "Registrant"), has completed a series of acquisitions of South American companies involving the worldwide technology and substantial Brazilian manufacturing facilities producing heavy machinery for the production and processing of citrus juices. All acquisitions were for cash.

     The principal company acquired was Gumaco Industria E Comercio Ltda., a Brazilian limitada ("Gumaco") and world leader in its industry (manufacturing plants which extract, concentrate and freeze fruit juices). Gumaco management agreed to receive a significant portion of the purchase price in earn-outs based on performance over several years.

     Gencor obtained the funds to fund the acquisitions and finance their operations from Credit Lyonnais, New York Branch acting for itself and as agent ("Agent") for certain other financial institutions pursuant to its $117.75 million senior secured credit facility. To secure the indebtedness under the facility, Gencor and its subsidiaries have granted Agent security interests in all of the acquired companies and their assets. The credit agreement contains certain restrictions and covenants which may be waived by the Agent. The restrictions and covenants contain a prohibition generally on mergers, consolidations and acquisitions; a prohibition generally on the sale or transfer of assets other than in the ordinary course of business; a prohibition generally on the financing of additional indebtedness; certain restrictions on permissible investments, capital expenditures and leases; and certain covenants regarding Gencor's compliance with certain financial ratios - (e.g. EBIDTA, total debt and interest expense).

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     10.23      Tranche C Term Notes

















                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GENCOR INDUSTRIES, INC.
                                   (Registrant)


Date:  October 27, 1997          By:/s/John E. Elliott


                                      John E. Elliott
                                      Executive Vice-President









































                               EXHIBIT C

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                          TRANCHE C TERM NOTE


$6,000,000.00                                          October 15,
1997


     FOR VALUE RECEIVED, the undersigned, GENCOR INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Credit Lyonnais Atlanta Agency (the "Lender") at the office of Credit Lyonnais New York Branch, located at 1301 Avenue of the Americas, New York, New York 10019, in lawful money of the United States of America and in immediately available funds, the principal amount of six million dollars ($6,000,000.00), or, if less, the unpaid principal amount of the Tranche C Term Loans made by the Lender pursuant to subsection 2.1 of the Credit Agreement (as hereinafter defined). This Tranche C Term Note (this "Note") shall exist contemporaneously with another Tranche C Term Note (the "New York C Note") payable to the order of Credit Lyonnais New York Branch issued pursuant to the terms of the Credit Agreement; provided, however, that the aggregate principal amount under both this Note and the New York C Note shall not exceed six million dollars ($6,000,000.00) at any time.

     The principal amount shall be paid in accordance with the terms and conditions specified in subsection 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

     The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Tranche C Term Loan made by it pursuant to the terms of the Credit Agreement and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto; provided that the failure to make any such recordation (or any error therein) shall not affect the obligations of the Borrower to repay the Tranche C Loan under the terms of the Credit Agreement or this Note.

     This Note (a) is one of the Tranche C Term Notes referred to in the Credit Agreement, dated as of December 10, 1996 and as amended as of February 4, 1997 and October 15, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Gencor Industries, Inc., a Delaware corporation, as Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, Credit Lyonnais New York Branch as the Issuing Bank for the Letters of Credit, and Credit Lyonnais New York Branch, as agent, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default (as defined in the Credit Agreement), all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     The Borrower hereby waives presentment, demand, protest and all other notices of any kind except as otherwise provided in the Credit Agreement.

     Unless otherwise defined herein, terms defined in the Credit
Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK
WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PROVISIONS THEREOF.

                      GENCOR INDUSTRIES, INC.



                      By: __________________________
                           Name:
                           Title:




STATE OF        )
                )
COUNTY OF       )


     On the _____ day of October in the year 1997, before me personally came person signing to me known to be the person described in and who executed the foregoing instrument, and acknowledged that (s)he executed the same.


                      __________________________________
                      Notary Public



















































                              Schedule A
                        to Tranche C Term Note



         LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS


[CAPTION]


                                                       Amount of
                                        Amount of      Principal
                      Amount of         Converted      of Base
                      Base Rate         to Base Rate   Rate Loans
Date                  Loans             Loans          Repaid














(continued)

                      Amount of
                      Base Rate
                      Loans Con-                             Nota-
                      verted to       Unpaid Principal       tion
                      Eurodollar      Balance of             Made
Loans                 Base Rate Loans                        By













                              Schedule B
                        to Tranche C Term Note



           LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS
                          OF EURODOLLAR LOANS

[CAPTION]


                                                       Interest
                                        Amount of      Period and
                      Amount of         Converted      Eurodollar
                      Eurodollar        to Euro-       Rate with
Date                  Loans             dollar Loans   Respect
                                                       Thereto














(continued)

                      Amount of       Amount of        Unpaid
                      Principal of    Eurodollar       Principal
                      Eurodollar      Loans Con-       Balance of
                      Loans Repaid    verted to        Euro-
                      Eurodollar      Base Rate        dollar
                      Loans           Loans            Loans

(continued)


                      Notation Made By







THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                          TRANCHE C TERM NOTE


$3,000,000.00                         October 15, 1997


     FOR VALUE RECEIVED, the undersigned, GENCOR INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Creditanstalt Corp. Finance, Inc. (the "Lender") at the office of Credit Lyonnais New York Branch, located at 1301 Avenue of the Americas, New York, New York 10019, in lawful money of the United States of America and in immediately available funds, the principal amount of three million dollars ($3,000,000.00), or, if less, the unpaid principal amount of the Tranche C Term Loans made by the Lender pursuant to subsection 2.1 of the Credit Agreement (as hereinafter defined).

     The principal amount shall be paid in accordance with the terms and conditions specified in subsection 2.4 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

     The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Tranche C Term Loan made by it pursuant to the terms of the Credit Agreement and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto; provided that the failure to make any such recordation (or any error therein) shall not affect the obligations of the Borrower to repay the Tranche C Loan under the terms of the Credit Agreement or this Note.

     This Note (a) is one of the Tranche C Term Notes referred to in the Credit Agreement, dated as of December 10, 1996 and amended as of February 4, 1997 and October 15, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Gencor Industries, Inc., a Delaware corporation, as Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, Credit Lyonnais New York Branch as the Issuing Bank for the Letters of Credit, and Credit Lyonnais New York Branch, as agent, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default (as defined in the Credit Agreement), all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     The Borrower hereby waives presentment, demand, protest and all other notices of any kind except as otherwise provided in the Credit Agreement.

     Unless otherwise defined herein, terms defined in the Credit
Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK
WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PROVISIONS THEREOF.

                                      GENCOR INDUSTRIES, INC.



                                      By:

                                      Name:

                                      Title:






STATE OF        )
                )
COUNTY OF       )


     On the _____ day of October in the year 1997, before me personally came person signing to me known to be the person described in and who executed the foregoing instrument, and acknowledged that (s)he executed the same.


                           __________________________________
                           Notary Public


                              Schedule A
                        to Tranche C Term Note



         LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS


[CAPTION]


                                                       Amount of
                                        Amount of      Principal
                      Amount of         Converted      of Base
                      Base Rate         to Base Rate   Rate Loans
Date                  Loans             Loans          Repaid














(continued)

                      Amount of
                      Base Rate
                      Loans Con-                             Nota-
                      verted to       Unpaid Principal       tion
                      Eurodollar      Balance of             Made
                      Loans           Base Rate Loans        By













                              Schedule B
                        to Tranche C Term Note



           LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS
                          OF EURODOLLAR LOANS

[CAPTION]


                                                       Interest
                                        Amount of      Period and
                      Amount of         Converted      Eurodollar
                      Eurodollar        to Euro-       Rate with
Date                  Loans             dollar Loans   Respect
                                                       Thereto














(continued)

                      Amount of         Amount of       Unpaid
                      Principal of      Eurodollar      Principal
                      Eurodollar        Loans Con-      Balance of
                      Loans Repaid      verted to       Euro-
                      Eurodollar        Base Rate       dollar
                      Loans             Loans           Loans

(continued)


                      Notation Made By








THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                          TRANCHE C TERM NOTE


$3,000,000.00                               October 15, 1997


     FOR VALUE RECEIVED, the undersigned, GENCOR INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of ING Capital Advisors (the "Lender") at the office of Credit Lyonnais New York Branch, located at 1301 Avenue of the Americas, New York, New York 10019, in lawful money of the United States of America and in immediately available funds, the principal amount of three million dollars ($3,000,000.00), or, if less, the unpaid principal amount of the Tranche C Term Loans made by the Lender pursuant to subsection 2.1 of the Credit Agreement (as hereinafter defined).

     The principal amount shall be paid in accordance with the terms and conditions specified in subsection 2.4 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

     The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Tranche C Term Loan made by it pursuant to the terms of the Credit Agreement and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto; provided that the failure to make any such recordation (or any error therein) shall not affect the obligations of the Borrower to repay the Tranche C Loan under the terms of the Credit Agreement or this Note.

     This Note (a) is one of the Tranche C Term Notes referred to in the Credit Agreement, dated as of December 10, 1996 and amended as of February 4, 1997 and October 15, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Gencor Industries, Inc., a Delaware corporation, as Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, Credit Lyonnais New York Branch as the Issuing Bank for the Letters of Credit, and Credit Lyonnais New York Branch, as agent, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default (as defined in the Credit Agreement), all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     The Borrower hereby waives presentment, demand, protest and all other notices of any kind except as otherwise provided in the Credit Agreement.

     Unless otherwise defined herein, terms defined in the Credit
Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK
WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PROVISIONS THEREOF.

                                      GENCOR INDUSTRIES, INC.



                                      By:

                                      Name:

                                      Title:





STATE OF        )
                )
COUNTY OF       )


     On the _____ day of October in the year 1997, before me personally came person signing to me known to be the person described in and who executed the foregoing instrument, and acknowledged that (s)he executed the same.


                           __________________________________
                           Notary Public




                              Schedule A
                        to Tranche C Term Note



         LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS


[CAPTION]


                                                       Amount of
                                        Amount of      Principal
                      Amount of         Converted      of Base
                      Base Rate         to Base Rate   Rate Loans
Date                  Loans             Loans          Repaid














(continued)

                      Amount of
                      Base Rate
                      Loans Con-                             Nota-
                      verted to       Unpaid Principal       tion
                      Eurodollar      Balance of             Made
                      Loans           Base Rate Loans        By













                              Schedule B
                        to Tranche C Term Note



           LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS
                          OF EURODOLLAR LOANS

[CAPTION]


                                                       Interest
                                        Amount of      Period and
                      Amount of         Converted      Eurodollar
                      Eurodollar        to Euro-       Rate with
Date                  Loans             dollar Loans   Respect
                                                       Thereto














(continued)

                      Amount of         Amount of      Unpaid
                      Principal of      Eurodollar     Principal
                      Eurodollar        Loans Con-     Balance of
                      Loans Repaid      verted to      Euro-
                      Eurodollar        Base Rate      dollar
                      Loans             Loans          Loans

(continued)


                      Notation Made By









THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

                          TRANCHE C TERM NOTE


$6,000,000.00                         October 15, 1997


     FOR VALUE RECEIVED, the undersigned, GENCOR INDUSTRIES, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Credit Lyonnais New York Branch (the "Lender") at the office of Credit Lyonnais New York Branch, located at 1301 Avenue of the Americas, New York, New York 10019, in lawful money of the United States of America and in immediately available funds, the principal amount of six million dollars ($6,000,000.00), or, if less, the unpaid principal amount of the Tranche C Term Loans made by the Lender pursuant to subsection 2.1 of the Credit Agreement (as hereinafter defined). This Tranche C Term Note (this "Note") shall exist contemporaneously with another Tranche C Term Note (the "Atlanta C Note") payable to the order of Credit Lyonnais Atlanta Agency issued pursuant to the terms of the Credit Agreement; provided, however, that the aggregate principal amount under both this Note and the Atlanta C Note shall not exceed six million dollars ($6,000,000.00) at any time.

     The principal amount shall be paid in accordance with the terms and conditions specified in subsection 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

     The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Tranche C Term Loan made by it pursuant to the terms of the Credit Agreement and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto; provided that the failure to make any such recordation (or any error therein) shall not affect the obligations of the Borrower to repay the Tranche C Loan under the terms of the Credit Agreement or this Note.

     This Note (a) is one of the Tranche C Term Notes referred to in the Credit Agreement, dated as of December 10, 1996 and as amended as of February 4, 1997 and October 15, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Gencor Industries, Inc., a Delaware corporation, as Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, Credit Lyonnais New York Branch as the Issuing Bank for the Letters of Credit, and Credit Lyonnais New York Branch, as agent, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default (as defined in the Credit Agreement), all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     The Borrower hereby waives presentment, demand, protest and all other notices of any kind except as otherwise provided in the Credit Agreement.

     Unless otherwise defined herein, terms defined in the Credit
Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK
WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PROVISIONS THEREOF.

                                 GENCOR INDUSTRIES, INC.



                                 By:
                                      Name:

                                      Title:





STATE OF        )
                )
COUNTY OF       )


     On the _____ day of October in the year 1997, before me personally came person signing to me known to be the person described in and who executed the foregoing instrument, and acknowledged that (s)he executed the same.


                                 __________________________________
                                 Notary Public


















































                              Schedule A
                        to Tranche C Term Note



         LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS


[CAPTION]


                                                       Amount of
                                        Amount of      Principal
                      Amount of         Converted      of Base
                      Base Rate         to Base Rate   Rate Loans
Date                  Loans             Loans          Repaid














(continued)

                      Amount of
                      Base Rate
                      Loans Con-
                      verted to         Unpaid Principal  Nota-
                      Eurodollar        Balance of       tion
                      Loans             Base Rate Loans  Made By












                              Schedule B
                        to Tranche C Term Note



           LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS
                          OF EURODOLLAR LOANS

[CAPTION]


                                                       Interest
                                        Amount of      Period and
                      Amount of         Converted      Eurodollar
                      Eurodollar        to Euro-       Rate with
Date                  Loans             dollar Loans   Respect
                                                       Thereto














(continued)

                      Amount of         Amount of      Unpaid
                      Principal of      Eurodollar     Principal
                      Eurodollar        Loans Con-     Balance of
                      Loans Repaid      verted to      Euro-
                      Eurodollar        Base Rate      dollar
                      Loans             Loans          Loans

(continued)


                      Notation Made By




